UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 9, 2017

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Director

Mr. James J. Morris retired from the Board of Directors (“Board”) and committees of the Board on which he served at the expiration of his three-year term effective immediately following the 2017 Annual Meeting of the shareholders of Esterline Technologies Corporation (the “Company”) held on February 9, 2017 (the “2017 Annual Meeting”).

(e) Material Amendment to Material Compensation Arrangement

At the 2017 Annual Meeting, the shareholders of the Company approved the Company’s 2013 Equity Incentive Plan, as amended and restated by the Board effective December 16, 2016 (the “Amended and Restated 2013 Plan”), which included amendments to:

•	increase the number of shares authorized for issuance by 1,800,000;

•	add a limit on the aggregate value of all awards that may be granted during any calendar year to any member of the Board who is not an employee of the Company;

•	add a minimum vesting requirement, such that all awards will vest no earlier than one year after the date of grant (except if accelerated pursuant to a change in control or a termination of service), except that awards for up to an aggregate maximum of 5% of the aggregate number of shares authorized for issuance may be granted without regard to such minimum vesting requirement;

•	limit the discretion of the Compensation Committee of the Board to permit the transfer of an award, such that the Compensation Committee may not permit a participant to assign or transfer an award to a third party financial institution in exchange for a cash payment or other consideration without shareholder approval; and

•	certain other administrative revisions.

The Amended and Restated 2013 Plan authorizes the issuance of 3,300,000 shares of common stock, which includes the increase of 1,800,000 shares. In addition, up to 2,640,025 shares authorized for issuance under the Company’s Amended and Restated 1997 Stock Option Plan or 2004 Equity Incentive Plan (as amended) (together, the “Prior Plans”) may become available for issuance under the Amended and Restated 2013 Plan to the extent such shares, as of March 6, 2013, (a) had not been issued under the Prior Plans and were not subject to outstanding awards under the Prior Plans or (b) were subject to outstanding awards under the Prior Plans but subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares).

The Compensation Committee of the Board will continue to administer the Amended and Restated 2013 Plan. Employees, officers, directors, consultants, agents, advisors and independent contractors are eligible to receive awards under the Amended and Restated 2013 Plan. Awards may consist of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards or other stock or cash-based awards. The Amended and Restated 2013 Plan will terminate on March 6, 2023, unless earlier terminated pursuant to the terms of the Amended and Restated 2013 Plan.

The description of the Amended and Restated 2013 Plan contained in this report is qualified in its entirety by reference to the full text of the Amended and Restated 2013 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, the shareholders of the Company acted on the following proposals:

(a)	Proposal 1 – Election of Directors. The shareholders elected each of the director nominees set forth below for a three-year term expiring at the 2020 annual meeting. The shareholders voted as follows:

	Votes Cast
Name	For	Against	Abstain	Broker Non-Votes
Michael J. Cave	26,440,901	568,206	7,236	1,155,209
Anthony P. Franceschini	26,402,153	606,299	7,891	1,155,209
Nils E. Larsen	26,728,249	280,855	7,239	1,155,209

(b)	Proposal 2 – Approval of the Amended and Restated 2013 Plan. As disclosed in Item 5.02 of this report, the shareholders approved the Amended and Restated 2013 Plan. The shareholders voted as follows:

Votes Cast
For	Against	Abstain	Broker Non-Votes
26,216,003	782,198	18,142	1,155,209

(c)	Proposal 3 – Advisory Vote on Executive Compensation. The shareholders approved, on an advisory basis, the compensation of Esterline’s named executive officers for the fiscal year ended September 30, 2016. The shareholders voted as follows:

Votes Cast
For	Against	Abstain	Broker Non-Votes
26,604,450	394,705	17,188	1,155,209

(d)	Proposal 4 – Frequency of the Advisory Vote on Executive Compensation. The shareholders voted to hold an advisory vote on executive compensation every year. In light of these voting results, the Company has determined to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of the advisory vote on the compensation of executives. The shareholders voted, on an advisory basis, as follows:

Votes Cast
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,917,900	23,667	4,066,288	8,488	1,155,209

(e)	Proposal 5 – Ratification of Ernst & Young LLP as Esterline’s Independent Registered Public Accounting Firm. The shareholders ratified the selection of Ernst & Young LLP as Esterline’s independent registered public accounting firm for the fiscal year ending September 29, 2017. The shareholders voted as follows:

Votes Cast
For	Against	Abstain
27,904,236	262,717	4,599

Item 8.01	Other Events.

On December 11, 2012, the preferred share purchase rights that were issued pursuant to the Rights Agreement, dated as of December 11, 2002, between the Company and Mellon Investor Services LLC, as Rights Agent, expired by their terms. No other preferred share purchase rights are outstanding. In connection with the expiration of the preferred share purchase rights, the Company wishes to amend the description of the registrant’s capital stock in accordance with the “Description of Capital Stock” attached hereto as Exhibit 99.1.

The description of the Company’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Esterline Technologies Corporation 2013 Equity Incentive Plan (as amended and restated effective December 16, 2016) (incorporated by reference to Annex A to the definitive proxy statement filed by the Company on December 29, 2016)

99.1	Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: February 10, 2017	By:	/s/ MARCIA J. MASON
	Name:	Marcia J. Mason
	Title:	Executive Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Esterline Technologies Corporation 2013 Equity Incentive Plan (as amended and restated effective December 16, 2016) (incorporated by reference to Annex A to the definitive proxy statement filed by the Company on December 29, 2016)

99.1	Description of Capital Stock